UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 26, 2009

Date of Report (Date of earliest event reported)

AMERICA WEST RESOURCES, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	0-19620	84-1152135
(State of Incorporation)	(Commission File Number	(IRS Employer ID Number)

57 West 200 South, Suite 400

Salt Lake City, Utah 84101

(Address of Principal Executive Offices)

(801) 521-3292

Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01  Other Events

On January 29, 2009, we filed an amendment to our Articles of Incorporation with the Secretary of State of Nevada.  The amendment amended and restated Article IV and added Article XIV as follows:

Article IV

Capital Stock

“The aggregate number of shares which this corporation shall have authority to issue is Three Hundred Million (300,000,000) shares of $.0001 par value each, which shares shall be designated “Common Stock;” and Two Million Five Hundred Thousand (2,500,000) shares of $.0001 par value each, which shares shall be designated “Preferred Stock” and which my be issued in one or more series at the discretion of the Board of Directors.”

Article XIV

Control Shares Acquisition

“The provisions of NRS 78.378 to 78.379, inclusive, are not applicable to the Corporation.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Resources, Inc.

By:  /s/ Dan R. Baker

Dan R. Baker

Chief Executive Officer

DATE:  January 30, 2009

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